UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 6, 2021

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BCEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Crestone Peak Merger Agreement

On June 6, 2021, Bonanza Creek Energy, Inc., a Delaware corporation (“BCEI”), Raptor Condor Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of BCEI (“Merger Sub 1”), Raptor Condor Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of BCEI (“Merger Sub 2”), Crestone Peak Resources LP, a Delaware limited partnership (“CPR”), CPPIB Crestone Peak Resources America Inc., a Delaware corporation (“Crestone Peak”), Crestone Peak Resources Management LP, a Delaware limited partnership (“CPR Management LP”), and, solely for purposes of Article VI, Section 7.1, Section 7.5 through Section 7.9, Section 7.11, Section 7.16, Section 7.22(b), Article VIII and Article X, Extraction Oil & Gas, Inc., a Delaware corporation (“XOG”), entered into an Agreement and Plan of Merger (the “Crestone Peak Merger Agreement”).

The Crestone Peak Merger Agreement, among other things, provides for BCEI’s acquisition of Crestone Peak through (i) the merger of Merger Sub 1 with and into Crestone Peak (the “Merger Sub 1 Merger”), with Crestone Peak continuing its existence as the surviving corporation following the Merger Sub 1 Merger (the “Surviving Corporation”), and (ii) the subsequent merger of the Surviving Corporation with and into Merger Sub 2 (the “Merger Sub 2 Merger” and together with the Merger Sub 1 Merger, the “Crestone Peak Merger”), with Merger Sub 2 continuing as the surviving entity as a wholly owned subsidiary of BCEI (the “Surviving Entity”).

The closing of the Crestone Peak Merger is expressly conditioned on the closing of the previously announced merger of equals between BCEI and XOG (the “XOG Merger”) pursuant to that certain Agreement and Plan of Merger, dated as of May 9, 2021, by and among BCEI, Raptor Eagle Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of BCEI, and XOG (the “XOG Merger Agreement”).

The board of directors of each of BCEI (the “BCEI Board”), XOG, the general partner of CPR Management LP (the “Crestone Peak Board”), and Merger Sub 1 have unanimously, and the sole member of Merger Sub 2 has, declared advisable and approved the Crestone Peak Merger Agreement and the consummation of the transactions contemplated thereby, and CPPIB Crestone Peak Resources Canada Inc., a Canadian corporation and the sole stockholder of Crestone Peak (the “Crestone Peak Stockholder”), has delivered a written consent approving and adopting the Crestone Peak Merger Agreement and the transactions contemplated thereby, including, with respect to Crestone Peak, the Merger Sub 1 Merger.

Subject to the terms and conditions of the Crestone Peak Merger Agreement, at the effective time of the Merger Sub 1 Merger (the “Merger Sub 1 Merger Effective Time”), the issued and outstanding as of immediately prior to the Merger Sub 1 Merger Effective Time shares of Crestone Peak common stock, par value $0.01 per share (“Crestone Peak Common Stock”) (excluding shares of Crestone Peak Common Stock held by Crestone Peak as treasury shares or by BCEI or Merger Sub 1 immediately prior to the Merger Sub 1 Merger Effective Time), will be converted into the right to collectively receive 22,500,000 shares of BCEI common stock, par value $0.01 per share (“BCEI Common Stock”) (the “Merger Consideration”). In addition, at the effective time of the Merger Sub 2 Merger (the “Merger Sub 2 Merger Effective Time”), each share of common stock of the Surviving Corporation issued and outstanding as of immediately prior to the Merger Sub 2 Merger Effective Time will automatically be cancelled and each unit of Merger Sub 2 issued and outstanding immediately prior to the Merger Sub 2 Merger Effective Time will remain issued and outstanding and will represent the only outstanding units of the Surviving Entity immediately following the Merger Sub 2 Merger.

Following the closing of the XOG Merger and the Crestone Peak Merger, BCEI’s existing stockholders will own 37%, XOG’s existing stockholders will own 37% and Crestone Peak’s stockholders will own approximately 26% of the issued and outstanding capital stock of the combined company.

Governance

The Crestone Peak Merger Agreement provides at the Merger Sub 1 Merger Effective Time that the board of the combined company will consist of nine members, one of whom will be designated by the Canada Pension Plan Investment Board, a Canadian Crown corporation (“CPP Investments”) and shall be independent and acceptable to BCEI. Therefore, following the XOG Merger and the Crestone Peak Merger, the combined company’s board of directors will include four legacy BCEI directors, four XOG designees, and one CPP Investments designee.

Conditions to the Merger

The closing of the Crestone Peak Merger is subject to certain conditions, including, among others, (i) the receipt of the required approvals from each of BCEI’s stockholders and Crestone Peak’s stockholder, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law or order prohibiting the consummation of the Crestone Peak Merger, (iv) the effectiveness of the registration statement on Form S-4 pursuant to which the shares of BCEI Common Stock issuable in the XOG Merger are registered with the Securities and Exchange Commission (the “SEC”), (v) the authorization for listing of the BCEI Common Stock issuable in the Crestone Peak Merger on the NYSE, and (vi) the closing of the XOG Merger shall have occurred or shall occur substantially concurrently with the closing of the Crestone Peak Merger. The obligation of each party to consummate the Mergers is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), the other party having performed in all material respects its obligations under the Crestone Peak Merger Agreement, in the case of BCEI, delivery of (A) certain financial statements (the “Crestone Peak Financial Statements”) and (B) an assignment by the Crestone Peak Stockholder of all outstanding loans by the Crestone Peak Stockholder to Crestone Peak or other cancellation of such indebtedness, and in the case of Crestone Peak, the absence of a waiver of any conditions to close the XOG Merger by either BCEI or XOG in a manner materially adverse to Crestone Peak.

Termination Rights

The Crestone Peak Merger Agreement contains certain termination rights for both BCEI and Crestone Peak, including, among others:

(a)	by either BCEI or Crestone Peak, if any governmental entity shall have issued an order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Crestone Peak Merger and the same shall have become final and nonappealable;
(b)	by either BCEI or Crestone Peak, if the Mergers shall not have been consummated by 5:00 p.m. Denver, Colorado time on December 6, 2021 (the “Outside Date”);
(c)	by BCEI or Crestone Peak, as applicable, if the other party breaches any of its representations, warranties, covenants or other agreements in the Crestone Peak Merger Agreement and such breach cannot be or is not cured in accordance with the terms of the Crestone Peak Merger Agreement and such breach would cause applicable closing conditions not to be satisfied;
(d)	by either BCEI or Crestone, if the requisite BCEI stockholder approval shall not have been obtained upon a vote at a duly held BCEI stockholder meeting or any adjournment or postponement thereof;

(e)	by Crestone Peak, prior to the receipt of the requisite BCEI stockholder approval, if the BCEI Board changes its recommendation with respect to the Crestone Peak Merger and the other transactions contemplated by the Crestone Peak Merger Agreement;

(f)	by Crestone Peak if any wavier of any of the conditions to the closing of the XOG Merger has been provided by BCEI or XOG in a manner materially adverse to Crestone Peak; or

(g)	by BCEI, if Crestone Peak has not delivered the Crestone Peak Financial Statements by July 2, 2021, provided that BCEI delivers notice of termination prior to filing the Joint Proxy Statement, or if certain of the Crestone Peak Financial Statements are materially different in an adverse manner from certain previously delivered financial statements of Crestone Peak, provided that BCEI delivers notice of termination no later than five business days after the event giving rise to BCEI’s termination rights thereunder.

The Crestone Peak Merger Agreement shall be terminated automatically if the XOG Merger Agreement is terminated for any reason.

If the Crestone Peak Merger Agreement is terminated by Crestone Peak in accordance with clause (e) above, then BCEI shall be required to pay the other party a termination fee of $37,500,000 (the “Termination Fee”); provided, that the Termination Fee payable by BCEI will be reduced to $15,000,000 if a termination fee is also paid by BCEI or XOG under the XOG Merger Agreement. If the XOG Merger Agreement terminates and either XOG or BCEI is obligated to pay the other a termination fee, then BCEI shall pay Crestone Peak the Termination Fee. If (i) (A) BCEI or Crestone Peak terminates the Crestone Peak Merger Agreement pursuant to clause (d) above as a result of a failure to obtain BCEI stockholder approval and on or prior to the date of such termination, a Parent Competing Proposal (as defined in the Crestone Peak Merger Agreement) shall have been announced or disclosed and not withdrawn without qualification at least seven business days prior to the BCEI special meeting of stockholders or (B) BCEI terminates the Crestone Peak Merger Agreement pursuant to clause (b) above at a time when Crestone Peak would be permitted to terminate the Crestone Peak Merger Agreement pursuant to clause (c) above or Crestone Peak terminates the Crestone Peak Merger Agreement pursuant to clause (c) above and on or prior to the date of such termination, a Parent Competing Proposal shall have been announced or disclosed and not withdrawn without qualification at least seven business days prior to the date of such termination and (ii) within twelve months of such termination, BCEI enters into a definitive agreement with respect to a Parent Competing Proposal (or publicly approves or recommends to the BCEI stockholders a Parent Competing Proposal) or consummates a Parent Competing Proposal, BCEI shall pay Crestone Peak the Termination Fee. Under reciprocal specified circumstances in the case of clause (c), Crestone Peak will be required to pay the Termination Fee to BCEI.

Other Terms of the Merger Agreement

BCEI and Crestone Peak each have made customary representations, warranties and covenants in the Crestone Peak Merger Agreement, in each case generally subject to customary materiality qualifiers. Among other things, each party has agreed, subject to certain exceptions, (i) to conduct its business in the ordinary course, from the date of the Crestone Peak Merger Agreement until the earlier of the Merger Sub 1 Merger Effective Time and the termination of the Crestone Peak Merger Agreement, and not to take certain actions prior to the closing of the Crestone Peak Merger without the prior written consent of the other party, (ii) not to solicit alternative business combination transactions and (iii) not to engage in discussions or negotiations regarding any alternative business combination transactions.

The foregoing summary of the Crestone Peak Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Crestone Peak Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Crestone Peak Merger Agreement and the above description of the Crestone Peak Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Crestone Peak Merger Agreement. They are not intended to provide any other factual information about BCEI, XOG, Crestone Peak or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Crestone Peak Merger Agreement were made only for purposes of the Crestone Peak Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Crestone Peak Merger Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of BCEI, XOG, Crestone Peak or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Crestone Peak Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by BCEI. Accordingly, investors should read the representations and warranties in the Crestone Peak Merger Agreement not in isolation but only in conjunction with the other information about BCEI or Crestone Peak and their respective subsidiaries that BCEI includes in reports, statements and other filings it makes with the SEC.

Support Agreement

As an inducement to BCEI to enter into the Crestone Peak Merger Agreement, and concurrently with the execution and delivery of Crestone Peak Merger Agreement, the Crestone Peak Stockholder has entered into a Support Agreement with Crestone Peak and BCEI (the “Support Agreement”). Pursuant to the Support Agreement, the Crestone Peak Stockholder has agreed to, among other things, (i) deliver a written consent approving and adopting the Crestone Peak Merger Agreement and the transactions contemplated thereby, including, with respect to Crestone Peak, the Merger Sub 1 Merger, contemporaneously with the execution of the Crestone Peak Merger Agreement and (ii) vote against specified actions that would adversely affect, discourage or delay the Crestone Peak Merger, including specified actions that contemplate alternative transactions.

The foregoing summary of the Support Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Support Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Registration Rights Agreement

Pursuant to the terms of the Crestone Peak Merger Agreement, BCEI and the Initial Holders (as defined in the Registration Rights Agreement) (the “RRA Holders”), will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), concurrent with the closing of the Crestone Peak Merger. Pursuant to the terms of the Registration Rights Agreement, among other things and subject to certain restrictions, BCEI will be required to file with the SEC a registration statement on Form S-3 registering for resale the shares of the BCEI Common Stock issuable to the RRA Holders upon their request following consummation of the Crestone Peak Merger and to conduct or facilitate, as applicable, an aggregate of two underwritten offerings or block trades upon the request of the RRA Holders. The Registration Rights Agreement also provides the RRA Holders with customary piggyback registration rights.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Registration Rights Agreement, which is attached as Exhibit B to Exhibit 2.1 and incorporated herein by reference.

Amendment to XOG Merger Agreement

Concurrently with the execution and delivery of the Crestone Peak Merger Agreement, BCEI, Raptor Eagle Merger Sub, Inc. and XOG entered into an amendment to the XOG Merger Agreement (the “XOG Merger Agreement Amendment”), which provides, among other things, for additional exceptions to each party’s representations and warranties regarding the entry into and consummation of the Crestone Peak Merger and a reduction of BCEI’s termination fee under the XOG Merger Agreement to $22,500,000. In addition, BCEI has agreed not to (i) consent to any action or inaction by Crestone Peak with respect to the interim covenants in the Crestone Peak Merger Agreement without first obtaining XOG’s consent; (ii) amend any provision or waive any obligation of the Crestone Peak Merger Agreement without XOG’s consent; and (iii) knowingly fail to enforce its rights against Crestone Peak in respect of any material breach without XOG’s consent. In addition, BCEI has the right to terminate the Crestone Peak Merger Agreement in accordance with its terms, but BCEI will not so terminate without first reasonably consulting with XOG and considering in good faith the views of XOG.

The foregoing summary of the XOG Merger Agreement Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the XOG Merger Agreement Amendment, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Amended and Restated Kimmeridge Voting Agreement

Concurrently with the execution and delivery of the Crestone Peak Merger Agreement, BCEI, XOG and Kimmeridge Energy Management Company, LLC (“Kimmeridge”) amended and restated the Voting Agreement, dated as of June 6, 2021 and effective as of May 9, 2021 (the “A&R Kimmeridge Agreement”), to provide, among other things, for Kimmeridge’s consent to the XOG Merger Agreement Amendment and make Crestone Peak an express third-party beneficiary of the provisions related to (i) the agreement to vote shares, (ii) the transfer provisions, (iii) the no solicitation provisions and (iv) the specific performance provisions in the Kimmeridge Agreement.

The foregoing summary of the A&R Kimmeridge Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the A&R Kimmeridge Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 is hereby incorporated herein by reference. BCEI intends to issue the Merger Consideration (as defined in the Crestone Peak Merger Agreement) in reliance on the exemptions from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

No Offer or Solicitation

This communication relates to merger transactions between BCEI and XOG and between BCEI, Crestone Peak and XOG (collectively, the “Mergers” or the “Transactions”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval, in any jurisdiction, with respect to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of the securities referred to in this document in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Offers of securities with respect to the XOG Merger shall be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act. BCEI intends to issue the Merger Consideration in connection with the Crestone Peak Merger in reliance on the exemptions from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

Important Additional Information

In connection with the Transactions, BCEI and XOG intend to file materials with the SEC, including (1) a joint proxy statement in preliminary and definitive form (the “Joint Proxy Statement”) and (2) a Registration Statement on Form S-4 with respect to the XOG Merger (the “Registration Statement”), of which the Joint Proxy Statement will be a part. After the Registration Statement is declared effective by the SEC, BCEI and XOG intend to send the definitive form of the Joint Proxy Statement to the shareholders of BCEI and the shareholders of XOG. These documents are not substitutes for the Joint Proxy Statement or Registration Statement or for any other document that BCEI or XOG may file with the SEC and send to BCEI’s shareholders or XOG’s shareholders in connection with the Transactions. INVESTORS AND SECURITY HOLDERS OF BCEI AND XOG ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY BCEI AND XOG WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BCEI, XOG, CRESTONE PEAK, THE TRANSACTIONS, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement and Joint Proxy Statement, as each may be amended from time to time, and other relevant documents filed by BCEI and XOG with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by BCEI will be available free of charge from BCEI’s website at www.bonanzacrk.com under the “Investor Relations” tab or by contacting BCEI’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by XOG will be available free of charge from XOG’s website at www.extractionog.com under the “Investor Relations” tab or by contacting XOG’s Investor Relations Department at (720) 974-7773 or ir@extractionog.com.

Participants in the Solicitation

BCEI, XOG and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from BCEI’s shareholders and XOG’s shareholders in connection with the Transactions. Information regarding the executive officers and directors of BCEI is included in its definitive proxy statement for its 2021 annual meeting filed with the SEC on April 28, 2021. Information regarding the executive officers and directors of XOG is included in its Annual Report on Form 10-K/A filed with the SEC on April 30, 2021. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement, Joint Proxy Statement and other materials when they are filed with the SEC in connection with the Transactions. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the Transactions, including any statements regarding the expected timetable for completing the Transactions, the results, effects, benefits and synergies of the Transactions, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding BCEI’s, XOG’s or Crestone Peak’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding BCEI, XOG’s and Crestone Peak’s plans and expectations with respect to the Transactions and the anticipated impact of the Transactions on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of BCEI may not approve the issuance of new shares of BCEI Common Stock in the Transactions or that shareholders of XOG may not approve the XOG Merger Agreement; the risk that a condition to closing of the Transactions may not be satisfied, that either party may terminate the XOG Merger Agreement or the Crestone Peak Merger Agreement or that the closing of the Transactions might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of BCEI, XOG and Crestone Peak; the effects of the business combination of BCEI, XOG and Crestone Peak, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Transactions; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transactions. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in BCEI’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, each of which is on file with the SEC and available from BCEI’s website at www.bonanzacrk.com under the “Investor Relations” tab, and in other documents BCEI files with the SEC, and in XOG’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed amended Annual Report on Form 10-K/A and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, each of which is on file with the SEC and available from XOG’s website at www.extractionog.com under the “Investor Relations” tab, and in other documents XOG files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither BCEI nor XOG assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of June 6, 2021, by and among Bonanza Creek Energy, Inc., Raptor Condor Merger Sub 1, Inc., Raptor Condor Merger Sub 2, LLC, Crestone Peak Resources LP, CPPIB Crestone Peak Resources America Inc., Crestone Peak Resources Management LP and Extraction Oil & Gas, Inc.
2.2	Amendment No.1 to Agreement and Plan of Merger, dated as of June 6, 2021, by and among Bonanza Creek Energy, Inc., Raptor Eagle Merger Sub, Inc. and Extraction Oil & Gas, Inc.
10.1*	Support Agreement, dated as of June 6, 2021, by and among Bonanza Creek Energy, Inc., CPPIB Crestone Peak Resources Canada Inc., and CPPIB Crestone Peak Resources America Inc.
10.2	Amended and Restated Voting Agreement, dated as of June 6, 2021 and effective as of May 9, 2021, by and among Bonanza Creek Energy, Inc., Extraction Oil & Gas, Inc. and Kimmeridge Energy Management Company, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. BCEI agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BONANZA CREEK ENERGY, INC.

Dated: June 8, 2021	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Executive Vice President, General Counsel and Secretary